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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 26, 1994

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

       MICHIGAN                 1-10070            38-2820658
State of Incorporation     (Commission File     (I.R.S. Employer
                                Number)         Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN               48226
(Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500

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ITEM 5. OTHER EVENTS

        The registrant is filing herewith the following in connection with the offering by MCN Michigan Limited Partnership of its 9 3/8% Cumulative Preferred Securities, Series A (the "Preferred Securities") (liquidation preference $25 per Preferred Security), pursuant to the registration statement of the registrant and MCN Michigan Limited Partnership on Form S-3, as amended, (No. 33-55665) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement to Prospectus dated October 18, 1994 (the "Prospectus Supplement") dated October 26, 1994, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933:


4-1 Amended and Restated Limited Partnership Agreement of MCN Michigan Limited Partnership

4-2 Action by the General Partner of MCN Michigan Limited Partnership creating the 9 3/8% Cumulative Preferred Securities, Series A, dated October 26, 1994

4-3 Form of Certificate Evidencing Preferred Partner Interest of MCN Michigan Limited Partnership (included in Exhibit 4-2 as Exhibit A).

4-4 MCN Corporation Board of Directors' Pricing Committee resolution establishing the price, terms and conditions of the Debt Securities

4-5 Terms and Conditions of Series A Subordinated Deferrable Interest Debt Securities (included in Exhibit 4-4)

4-6 Form of MCN Corporation Series A Subordinated Deferrable Interest Debt Security for $100,000,000 (included in
                Exhibit 4-4)

4-7 Form of MCN Corporation Series A Subordinated Deferrable Interest Debt Security for $1,100,000 (included in Exhibit 4-4)

4-8 Form of the Series A Subordinated Deferrable Interest Debt Security to be issued in the event that MCN Michigan ceases to be the sole holder (included in Exhibit 4-4)
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                                  SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MCN CORPORATION

                                         By /s/ Patrick Zurlinden
                                            ------------------------------
                                            Patrick Zurlinden
                                            Vice President, Controller
                                              and Chief Accounting Officer

Date:  November 4, 1994

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                              INDEX TO EXHIBITS


Exhibit
Number                          Exhibit

4-1 Amended and Restated Limited Partnership Agreement of MCN Michigan Limited Partnership

4-2 Action by the General Partner of MCN Michigan Limited Partnership creating the 9 3/8% Cumulative Preferred Securities, Series A, dated October 26, 1994

4-3 Form of Certificate Evidencing Preferred Partner Interest of MCN Michigan Limited Partnership (included in Exhibit 4-2 as Exhibit A).

4-4 MCN Corporation Board of Directors' Pricing Committee resolution establishing the price, terms and conditions of the Debt Securities

4-5 Terms and Conditions of Series A Subordinated Deferrable Interest Debt Securities (included in Exhibit 4-4)

4-6 Form of MCN Corporation Series A Subordinated Deferrable Interest Debt Security for $100,000,000 (included in
                Exhibit 4-4)

4-7 Form of MCN Corporation Series A Subordinated Deferrable Interest Debt Security for $1,100,000 (included in Exhibit 4-4)

4-8 Form of the Series A Subordinated Deferrable Interest Debt Security to be issued in the event that MCN Michigan ceases to be the sole holder (included in Exhibit 4-4)